Exhibit 10.85

Certain identified information marked with “[***]” has been omitted from this document because it is both (i) not material and (ii) the type that the registrant treats as private or confidential. Polestar Automotive China Distribution Co., Ltd. And Hangzhou EasyBao Technology Co., Ltd. Cooperation Agreement April, 2020

This Cooperation Agreement (hereafter referred as the “Agreement”) is entered into between the following Parties on April, 01, 2020: Party A: Polestar Automotive China Distribution Co., Ltd. Address: 27th Floor, Magnolia Plaza, 501 Dongdaming Road, Shanghai Party B: Hangzhou Easybao Technology Co., Ltd. Address: Room 603, Building 1, No. 1760 Jiangling Road, Binjiang District, Hangzhou City, Zhejiang Province Party A and Party B will hereinafter also be referred to collectively as the “Parties” or individually as the “Party”. 1. Preamble 1.1. Party A is a manufacturer and vendor of electric vehicles that is engaged in the design, research and development, production and sale of the electric vehicles and relevant components thereof and provides relevant supporting services. Party B is a professional service provider of technology development and relevant services, which provides vehicle interconnection insurance solutions and enterprise insurance service solutions.

In order to facilitate the cooperation between Party A and the insurance company in the rendering of insurance products to the clients of Patty A, Party B will provide technical support to Party A for Party A for connecting with the IT system of the insurance company and build up smooth and efficient processing capacity of online business. Therefore, the Parties entered into this Agreement in accordance with the Contract Law of the PRC, the Insurance Law of the PRC and other relevant laws and regulations. 1.2. The Parties shall take full advantage of their resources and channels, and jointly promote the long-term business cooperation between the Parties based on the principles of equal cooperation, mutual benefits, good faith and voluntariness, and common development. 1.3. The Parties shall abide by laws and regulations as well as administrative rules as applicable, and ensure the legality and compliance of the business operation respectively. 2. Technical Support Services 2.1. The Target of the Cooperation Party B shall provide Party A with technical support services and assist Party A in connecting with the IT system of the insurance company to enable the clients of Party A to purchase relevant insurance products online through Party A’s App (by redirecting visits to the corresponding H5 page) and to build up smooth and efficient processing capacity of online business. 2.2. Schedule of the Cooperation

2.2.1. Party A entrusts Party B to develop the online purchase process of insurance products (including new insurance and renewal insurance) related to the app in the above cooperation objectives, and Party B is also responsible for the operation and maintenance of the online purchase process of the insurance. 2.2.2. Party B shall determine the development and implementation plan of the online purchase process of the insurance products related to the above app according to the demand documents (including but not limited to documents, relevant meeting minutes, confirmation email, etc.) provided by Party A: (the implementation plan related to the renewal development will be started in the third quarter of 2020, and will be negotiated by both parties separately), and complete the relevant development work on schedule after Party B’s confirmation, and After Party A’s test and acceptance, it shall be released and launched online according to the deployment mode and time agreed by both parties 2.2.3. Party B shall provide an unified digital payment solution for Party A in order to guarantee the usability of insurance quotation and purchasing customer journey, provide a unified APIs / SDKs solution for Party A to support not only WeChat Payment & Ali Payment, but also personal car owner & company car owner. 2.2.4. Server related software maintenance (including system patch, system software upgrades etc.) shall be owned by Party B, server related hardware maintenance shall be owned by Party B. Insurance project related software, including http(s) server/service, necessary backend services, and the whole insurance project related software shall be owned by Party B. 2.2.5.

When Party A needs Party B’s cooperation for performing maintenance and updates for the IT system, Party B must assist Party A to complete the relevant work in a timely manner, so as to ensure the normal operation of Party A’s relevant IT system. 2.2.6. [***] Party B provides Party A with the technical services stipulated in this agreement, and Party A agrees to assist Party B to collect fees from Party A’s cooperative insurance company in accordance with the standard of RMB [***] per insurance policy (excluding traffic compulsory insurance), as Party B’s technical services Expenses (including development and maintenance). If Party A fails to assist in confirming the above fee before September 30, 2020, or Party A’s cooperative insurance company fails to pay the technical service fee as agreed, Party B has the right to suspend this cooperation agreement and recover the actual development costs incurred from Party A. 2.2.7. [***] The cost of the above technical services is agreed by The Parties to be no less than RMB [***] per year. That is, Party B collects fees from Party A’s cooperative insurance company with the standard of RMB [***] per insurance policy. If the total annual fee charged is less than RMB [***], Party A shall pay the difference to Party B. Party A shall not pay any fee if the annual accumulative amount is more than RMB[***], and Party B should pay all the rest of annual accumulative amount higher than RMB [***] for co-marketing campaign or customer benefits 2.2.8. Party B shall assist Party A in coordinating with the insurance companies to complete the deployment for issuing insurance policies with the local organizations according to the following schedule: 2.2.8.1. [***] Party B shall complete the deployment for the issue of insurance policies in [***] areas (the specific list of areas is subject to Party A’s notification by email) before [***]; 2.2.8.2. [***] Party A shall provide the specific list of the remaining [***] cities before [***], and Party B shall complete the deployment for the issue of insurance policies in such cities before [***]. 2.2.9.

Party B shall provide the schedule plan according to Party A’s list of cities, and Party A may coordinate and arrange the joint debugging of IT system. 2.2.10. Party B or its affiliate with due qualification shall provide feasible solution and commercial inputs. 2.3. Other Arrangement of the Cooperation 2.3.1. The Parties shall establish a work team to take charge of the daily communication and coordination, carry out the relevant matters related to cooperation and promote the cooperation between the Parties. 2.3.2. The Parties shall set up a mechanism for communication and feedback of information, to solve any specific issue arising from the performance of this Agreement in a timely manner through negotiation. 3. Rights and Obligations of the Parties 3.1. Rights of Party A 3.1.1. Party A shall be entitled to request Party B to provide services in accordance with the standards and requirements prescribed in the bidding document which is further detailed in Appendix 1: Service Level Agreement (SLA), Party A will also supervise Party B when Party B provides services under this Agreement and propose suggestions for improvement; 3.1.2.

Party A may request Party B to provide detailed information of service personnel to ensure that such personnel are qualified to provide relevant services. If any change occurs to Party B’s project personnel, and Party B fails to notify Party A in accordance with this Agreement or the personnel after such change is no longer qualified or competent to provide the services under this Agreement, Party A shall have the right to request the rescission of this Agreement and request Party B to bear the liability for breach of contract; 3.1.3. Party A may request Party B to provide necessary training related to the services under this Agreement to Polestar, Polestar Space and insurance partners so that they can familiarize themselves with any work product (including but not limited to relevant systems) created under this project so as to achieve the objectives of this Agreement, and training expenses shall be borne by Party B; 3.1.4. Party A may make reasonable requests to change, extend, replace or modify certain parts of the project during the performance of this Agreement, including but not limited to increasing or decreasing corresponding functions of the system or improving or enhancing relevant parameters / changing the delivery time and place. If such change has not caused a material impact on the services provided by Party B, Party B shall accept such request without further compensation; 3.1.5. Party A shall have the right to check the work of Party B before the final acceptance of such work. If such work fails to meet stipulations of this Agreement, Party A shall have the right to require Party B to further develop the work. If such work still fails to meet stipulations of this Agreement 3 times after Party B’s further development, Party A shall have the right to terminate the Agreement without assume any liability and require Party B to bear the liability for breach of contract. 3.2. Obligations of Party A 3.2.1.

Party A shall provide Party B with relevant information and data required by Party B for providing the services under this Agreement; 3.2.2. If Party B needs to conduct on-site work for providing the technical support services, Party A shall provide corresponding premises for Party B to provide services; 3.3. Rights of Party B 3.3.1. Party B may request Party A to provide relevant information and data required by Party B for providing the services under this Agreement: 3.4. 3.4.1. Party B shall provide services in accordance with the standards and requirements prescribed in the bidding documents. Party B shall accept Party A’s supervision when it provides services under this Agreement and shall respond to any suggestions for improvement proposed by Party A. 3.4.2. Party B is obliged to provide the detailed information of Party B’s personnel as required by Party A in order to ensure the qualification of such personnel to provide the related services. If any change occurs to Party B’s project personnel, Party B shall notify Party A in writing within five days. The personnel after such changes shall have the competence and qualification to provide related services under this Agreement and shall obtain the written consent from Party A; 3.4.3. Party B shall accept Party A’s check of the work before the final acceptance of such work. If such work fails to meet stipulations of this Agreement, Party B shall further develop the work. If such work still fails to meet stipulations of this Agreement after Party B’s further development, Party B shall bear the liability for breach of contract.

3.4.4. Party B shall not outsource the services to any third party without Party A’s written consent. Otherwise, Party A may unilaterally rescind this Agreement and arrange another service provider, in which case Party A reserves the right to claim against Party B for economic compensation, etc.; 3.4.5. If Party B needs to provide on-site services for Party A, Party B shall abide by the related policies of Party A and of the site designated by Party A. If Party B causes related losses on the site of Party A, Party B shall bear the liability for compensation. 4. Representations and Warranties 4.1. Representations and Warranties of Party A 4.1.1. Party A warrants that the materials or documents provided to Party B are authentic and valid; 4.1.2. Party A warrants that it is a company legally established and validly existing in accordance with the laws of China; 4.1.3. Party A warrants that, this Agreement shall be executed and performed within its corporate capacity and its business scope; Party A has taken necessary corporate actions and given appropriate authorization, and will not violate any legal or contractual restrictions binding or affecting Party A; 4.1.4. Party A warrants that this Agreement shall constitute a legal document that is legal, valid, binding and enforceable upon Party A upon execution. 4.2. Representations and Warranties of Party B

4.2.1. Party B warrants that the materials or documents provided to Party A are authentic and valid; 4.2.2. Party B warrants that it is a company legally established and validly existing in accordance with the laws of China and is properly licensed, if needed, to provide services agreed under this Agreement; 4.2.3. Party B warrants that this Agreement shall be executed and performed within its corporate capacity and its business scope; Party B has taken necessary corporate actions and given appropriate authorization, and will not violate any legal or contractual restrictions binding or affecting Party B; 4.2.4. Party B warrants that this Agreement shall constitute a legal document which is legal, valid, binding and enforceable upon Party B upon execution; 4.2.5. Party B warrants that it will strictly abide by the laws and regulations of the PRC and the relevant provisions of this Agreement when providing the services; 4.2.6. Party B warrants that all personnel arranged by it for serving Party A in the project have sufficient expertise and experience for the completion of their corresponding work tasks; 4.2.7. Party B warrants that the personnel providing services under this Agreement have established a legal and standardized employment relationship with Party B, and Party B shall be responsible for their remuneration, welfare, social insurance and other relevant matters; 5.

Confidentiality 5.1. Both the Parties shall strictly maintain the commercial secrets for each other. Neither Party may disclose any data or information on the other Party’s business operation to a third party without the other Party’s written approval, unless it is otherwise prescribed in the laws and regulations. 5.2. Commercial secrets mean any technical information, business information and so on disclosed by one Party to the other Party or obtained by one Party from the other Party since the first contact by the Parties for the purpose of this Agreement. The scope is detailed as follows: 5.2.1. In terms of formality, such commercial secrets include, but not limited to: 5.2.1.1. information contained in handwriting, printing, software, film, video, sound recordings, maintenance data or otherwise; 5.2.1.2. information that is orally disclosed but instructed to be kept in confidential at the time of disclosure; 5.2.1.3. information arising in the form of software code, text and graphics, drawings, analysis notes, memorandums, research reports, editing materials, etc. 5.2.2. In terms of the content, such commercial secrets include, but not limited to: 5.2.2.1.

Party A’s network operation, information system construction, software condition, technical means, personnel composition and contact information, information concerning national and enterprise secrets, user names and passwords and other information that shall not be made public; 5.2.2.2. all information in relation to Party A’s clients, including but not limited to the composition of client base, contact information of clients and sales channels of Party A, etc.; 5.2.2.3. all information in relation to the business marketing of Party A, including, without limitation, Party A’s marketing and strategic development strategies, financial information, planning information about new products and services which are not available to the public, information on cooperation between Party A and similar third party institutions such as other insurance institutions, etc. 5.3. Party A and Party B shall abide by the following covenants no matter during the validity term hereof or at any time after the termination hereof: 5.3.1. Party A’s and Party B’s secrets are their respective property, in case of disclosure to the other Party, such commercial secrets may only be used by the other Party within the scope of this Agreement for the purpose of performance and completion of the Agreement. Neither Party shall use the other Party’s commercial secrets for any purpose other than performance of this Agreement; 5.3.2. Neither Party shall in any way divulge, sell, lease, assign, license or share the other Party’s commercial secrets, or provide the means to have access to the other Party’s commercial secrets, to any third party (including but not limited to its own customers, partners, affiliates and business competitors of the other Party, etc.) unless otherwise agreed by the other Party in writing; 5.3.3. The Parties shall make their employees, representatives, agents and other persons who may contact the other Party on a need-to-know basis, and the insiders shall also bear the obligation of confidentiality; 5.3.4. Those who use the commercial secretes shall access and use the commercial secrets of the other Party only for the purpose and within the scope of the Agreement. The Parties shall be respectively responsible for the confidentiality obligations of the above persons; 5.3.5. If a Party needs to provide any third party with the commercial secrets of the other Party due to performance of obligations under this Agreement, such Party shall obtain written consent from the other Party and ensure that such third party bears the same confidentiality obligation as such Party does. If the commercial secrets of the other Party are disclosed due to reasons attributable to such third party and losses are caused following such disclosure, the Party providing such commercial secrets of the other Party shall bear liabilities for breach of contract; 5.3.6. Upon termination of this Agreement, either Party shall return or destroy all or part of the materials containing commercial upon the specific request of the other Party. 5.4. If either Party violates this article and causes losses to the other Party, the breaching Party shall indemnify the losses of the other Party and bear corresponding legal liabilities. Any restrictive provisions set forth in this Agreement shall not apply to this article. 5.5.

The confidentiality provisions contained in this Agreement shall be effective and not affected by changes to, and the rescission or termination of, this Agreement, and the Parties shall continue to assume the confidentiality obligations set forth in the confidentiality provisions. 5.6. The obligations of confidentiality set out above shall not apply to the following circumstances: 5.6.1. disclosure compelled by the laws; 5.6.2. the Party receiving the information may obtain such information through lawful public channels; 5.6.3. the Party obtaining the information lawfully obtains the same from a third party and such third party is not subject to any confidentiality obligation; 5.6.4. circumstances under which the written consent of the Disclosing Party is obtained. 6. Intellectual Property 6.1. Unless otherwise agreed upon by the Parties, the intellectual property rights, if any, developed due to service provided under this Agreement shall be solely owned by Party A. The above intellectual property and relevant rights mainly include but are not limited to data in relevant systems, patent application right, copyright, right to sign on research achievements, right to apply for awards, right to be remunerated, ownership of non-patented technologies, goodwill, etc. 6.2. Any new technical achievement and intellectual property rights developed by Party A using the services or any related achievements provided by Party B shall be solely owned by Party A.

6.3. Any new technical achievement and intellectual property developed by Party B by utilizing the technical data and working conditions provided by Party A shall be solely owned by Party A. 6.4. Without the written consent of Party A, Party B shall not transfer or allow the use of the technical achievements and intellectual property owned solely by Party A as set forth in this article to any third party or use them for any purpose other than this Agreement, Party B shall formulate corresponding rules and regulations to restrict the personal acts of its project team members. 6.5. This article shall survive the termination of this Agreement, and shall not be affected by the rescission, termination or invalidity of this Agreement. 7. Work Team and Project Team 7.1. In order to complete this project, Party A and Party B shall select some representatives to form a work team, which shall be responsible for the following matters: 7.1.1. representing the Parties in communication and liaison work; 7.1.2. meeting at intervals to be agreed but at least as often as follows: 7.1.2.1. organizing monthly summary meetings regarding services; and 7.1.2.2. organizing quarterly summary meetings within senior officers. 7.2

Party A’s representative in this work team shall be entitled to supervise Party B’s work and make relevant suggestions on behalf of Party A. Party B shall listen to such suggestions and perform relevant obligations in accordance with the provisions of this Agreement; 7.3. Representatives of each Party shall exercise other rights or perform other obligations under this Agreement on behalf of the Parties in accordance with the actual situations. 7.4. Party B shall arrange experienced personnel to be responsible for this IT system deployment, and the collection of such personnel shall be the project team of this project. 7.5. Party A shall be entitled to require Party B to replace the project team members if Party A considers that such team members of Party B are incompetent for the service project or negligent of his or her duties, including but not limited to data disclosure, system function disclosure, illegal behavior, absence from work or material breach of work standards set forth under this Agreement or prescribed by Party A. Unless otherwise approved by Party A, such replaced personnel shall not re-participate in this service project. Party A may claim compensation from Party B if Party B’s project team members cause damages to Party A due to negligence. 7.6. Party B shall arrange a sufficient number and level of professionals for the project on time and in accordance with its professional standards, and provide a list of project team members and work arrangements for each member acknowledged by Party A. 7.7.

Except for special circumstances acknowledged by Party A in writing, Party B warrants that its professionals engaged in this service project have substantially participated in the implementation of the project. 7.8. During the validity term of this Agreement, Party B shall not replace key members of the project team, except for reasons beyond Party B’s control (such as employees’ illnesses, strikes and resignations) without the written consent of Party A. If Party B adjusts its key members of the project team, it shall notify Party A in writing as soon as practicable and provide Party A with personnel of the same qualification. Party B shall ensure that such change will not affect the quality and implementation progress of the project. 7.9. Party B shall not employ any third party or its personnel to participate in the project without Party A’s prior written consent. 8. Data Protection 8.1. During the course of providing Party A with services, Party B shall pay attention to assist Party A in fulfilling the data protection obligation. The system of which Party B assists in the establishment or the services provided by Party B shall ensure that Party A complies with the requirements stipulated by the Cyber Security Law of the PRC, the Law of the PRC on the Protection of the Rights and Interests of Consumers and other laws and regulations in respect of personal information protection. 8.2. Party B shall not use any data obtained in the course of providing the services for any other purposes, and shall not retain any data without the written consent of Party A. 8.3.

If, due to reasons attributable to Party B, any data is lost, destroyed or damaged or cannot be used during the course of performing the services, Party B shall immediately inform Party A, and Party B shall recover the data at its own expense. If any losses are caused to Party A due to failure in recovering such data or other reasons, Party B shall be liable for indemnification. 9. Force Majeure 9.1. For the purpose of this Agreement, the Force Majeure Event shall refer to any event that cannot be predicted, avoided or overcome by either Party without the negligence or willful intention of either Party after the execution and effectiveness of this Agreement and such event prevents, affects or delays either Party’s performance of all or part of its obligations under this Agreement. Such events include but not limited to earthquake, typhoon, flood, fire, plague, war, coup, terrorist actions, riots, strikes, and promulgation of new laws or national policies or amendment to original laws and national policies or new regulatory requirements. 9.2. In the case of a Force Majeure Event, the Party encountering such event shall make its best efforts to reduce possible losses that might be caused by such event, immediately notify the other Party in a possibly fast manner, and provide the supporting documents issued by relevant government authorities or notary organizations located in the place where such event occurs to illustrate the detailed information of such event and reasons for failure to fully or partially perform this Agreement within 15 calendar days. The Parties shall decide whether to delay the performance of this Agreement or rescind this Agreement on the basis of mutual agreement and reach a written agreement. 9.3.

If a Party is unable to perform or delays the performance of any of its obligations under this Agreement due to a Force Majeure Event, such Party shall not be liable for such failure or delay of performance of any of its obligations under this Agreement, provided that such Party shall take all necessary and appropriate measures to mitigate the losses possibly caused to the other Party; if a Force Majeure Event arises after such Party delays the performance of its obligations under this Agreement, such Party shall not be relieved of its liability for failure or delay of performance of its obligations under this Agreement. 10. Notice 10.1. The Parties acknowledge that all notices including Mandarin and English under this Agreement shall be made in writing and sent by delivery in person, registered mail, fax, express mail, email or any other form agreed by the Parties to the following contact address: Party A: Polestar Automotive (Shanghai) Co., Ltd. Address: 27th Floor, Magnolia Plaza, 501 Dongdaming Road, Shanghai Zip Code: [200080] [***] Contact Person: [***] [***] Telephone Number: [***] Fax: [N/A] [***] Email: [***]

Party B: Hangzhou Easybao Technology Co., Ltd. Address: Room 603, Building 1, No. 1760 Jiangling Road, Binjiang District, Hangzhou City, Zhejiang Province Zip Code: [310051] [***] Contact Person: [***] [***] Telephone Number: [***] Fax: [N/A] [***] Email: [***] 10.2. The notice is deemed to have been delivered to the notified Party at the following dates: 10.2.1. Delivery in Person: the date shown in the receipt signed by the notified Party and held by the notifying Party. If it is unable to be delivered (including but not limited to the fact that the notified Party refuses to sign for receipt and the fact that the notifying Party fails to find any authorized recipient of the notified Party), the date shall be the day that such notifying Party delivers personally. 10.2.2. Delivery through registered mail: the fifth day after the date shown in the receipt of domestic registered mail held by the notifying Party. 10.2.3.

Fax: the date on which the fax machine of the sender shows that the fax has already been sent out. 10.2.4. Express mail: the third business day after the mail is posted or the date on which the recipient signs for receipt of the mail (whichever is earlier). 10.2.5. Email: the date on which the sender’s mailing system shows that the email has already been successfully sent. If several methods of the above are adopted at the same time, the date of the fastest arrival at the other Patty shall prevail. 10.3. If a Party changes its contact address or contact information, such Party shall notify the other Party in writing on the date of such change. If either Party violates any of the aforesaid provisions, it shall be liable for the consequences and losses arising from it, unless otherwise stipulated by laws. 10.4 The Parties acknowledge that the address (or domicile, or contact address, it is the same hereinafter) filled in this Agreement shall be the valid mailing address of such Party and the address at which such Party will accept the service of judicial (arbitrational or notary) documents sent by the judicial (arbitrational or notary) authorities at the time of the filing of the litigation or arbitration or the application for the notary execution due to the conflicts and disputes arising from this Agreement. 11. Governing Law and Dispute Resolution 11.1.

This Agreement shall be governed by the laws of the PRC (for the purpose of this Agreement, the Hong Kong Special Administrative Region, the Macau Special Administrative Region and Taiwan shall be excluded). 11.2. Any dispute in the course of the performance of this Agreement may be settled through negotiation, in case that no settlement is reached through negotiation, any Party shall have the right to submit the dispute to the China International Economic and Trade Arbitration Commission Shanghai Sub-Commission for arbitration (the arbitration place is Shanghai) which shall be conducted in accordance with its arbitration rules in effect at the time of applying for arbitration. The arbitration award shall be final and binding upon the Parties. 12. Change and Termination of the Agreement 12.1. This Agreement is valid from Jan 1, 2020 until December 31, 2022. Notwithstanding the aforesaid term, the Parties shall discuss the possibility of prolonging this Agreement not less than six (6) months prior to the end of the Term. 12.2. This Agreement and the appendices hereto constitute the entire agreement between the Parties with respect to the subject matter of this Agreement and shall supersede any undertakings, representations, warranties, or other statements made by, or on behalf, either Party to the other Party, whether oral or written. Any amendment to or modification of this Agreement shall be invalid and non-binding unless made in writing and sealed by the Parties. The above amendment or modification shall constitute a part of this Agreement after sealed by the Parties. 12.3. Party A may immediately terminate the Agreement in any of the following circumstances: 12.3.1.

Party B fails to complete the connection of IT system between Party A and Party B on time pursuant to Party A’s requirements, and does not obtain Party A’s written approval for the delay; 12.3.2. Party B fails to realize the system functions as required by Party A while completing the connection of IT system pursuant to Party A’s requirements, i.e. the system connection fails to pass Party A’s inspection and acceptance, and it does not obtain Party A’s written approval for the delay in delivery; 12.3.3. Party B fails to complete the deployment for issue of insurance policies in the cities on time (as stipulated in Article 2 of this Agreement) pursuant to Party A’s requirements, and does not obtain Party A’s written approval for the delay. 12.4. None of the rights and obligations of the Parties under this Agreement shall be changed as a result of the takeover, merger, restructuring or division of the Parties. Upon the occurrence of any of the above circumstances, the rights and obligations under this Agreement shall be transferred to the surviving entity of acquisition, merger, restructuring or division. If all of the rights and obligations of Party A and Party B under this Agreement are undertaken by the split entities of Party A and Party B respectively, Party A and Party B and the split entities of Party A and Party B shall enjoy and assume the relevant rights and obligations respectively. 13. Miscellaneous 13.1. Neither Party may release information regarding the cooperation (and its content) between the Parties without the prior written consent from the other Party. Party B may mention Party A as the client of Party B (including using Party A’s name and trademarks) to its existing and potential client and generally introduce the nature of the cooperation in its advertising, promotion materials, proposals and other documents only if the written consent is obtained from Party A. 13.2. The relationship between Party A and Party B shall be the relationship as between the service provider and the service recipient, instead of the principal-agent relationship, partnership, joint venture or any other joint relationship. Unless the prior written consent is obtained from the other Party or expressly stipulated in this Agreement or the appendices hereto, neither Party may make any representations or warranties or assume any liabilities on behalf of the other Party. Either Party shall be responsible for the action of its employees, agents and representatives. Unless expressly stipulated in this Agreement, no terms shall have a meaning of implication. 13.3. Any right of the Parties under this Agreement shall not be deemed as waived unless such right is waived by a Party in writing. Any waiver by either Party of any provision under this Agreement shall not be deemed as that such Party waives the right of this provision in other circumstances or waives the rights of any other provisions of this Agreement. 13.4. This Agreement is written in both Chinese and English and each language version shall have the same effect. In case of any discrepancy or conflict between both versions, the Chinese version will prevail. 13.5. This Agreement is signed in two copies, with each Party holding one copy respectively, and both the copies are equally effective.

Polestar Automotive China Distribution Co., Ltd (Seal) Legal Representative (or authorized agent): Date: ______________ Hangzhou EasyBao Technology Co., Ltd. (Seal) Legal Representative (or authorized agent): /s/ Haidong Jia Date: 2020 9, 28

Appendix 1 According to Party A’s reasonable requirements, Party B shall provide Party A with the underwriting data report of the previous month before the 5th day of each month (the legal holidays shall be postponed), including insurance branches, underwriting area, insured, policy number, VIN code, license number, insurance start and end date, insurance coverage and premium amount, etc.; including detailed data and summary; the specific format of the report shall be confirmed by Party A’s email; service level requirements Party B shall provide services according to the IT service level specified in Party A’s security requirements; Polestar Party B shall provide Party A with the system functions determined by both parties through consultation on the agreed date; Party B shall provide 7 * 24-hour, all year round technical support services; Party B shall provide 7 * 24-hour, all year round technical support services; Party B shall provide system operation and maintenance services, maintain and troubleshoot the system, update relevant system functions in time according to the requirements of local regulatory authorities, ensure that online insurance purchase meets the latest regulatory conditions and goes on smoothly; ensure continuous operation and availability of solutions and services;

Party B shall notify Party A at the first time when receiving new requirements related to insurance sales from local regulatory authorities Party B shall timely update the relevant parameters of solutions and services according to Party A’s business strategy requirements